UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: January 8, 2018 (Date of earliest event reported)
U.S. GEOTHERMAL INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware	001-34023	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)
390 E Parkcenter Blvd, Ste 250, Boise, Idaho 83706
 (Address of principal executive offices) (Zip Code)
208-424-1027
 (Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Zurkoff Employment Agreement
On January 8, 2018, U.S. Geothermal Inc. (the "Company") entered into Amendment No. 6 to Employment Agreement (the "Amendment") with Jonathan Zurkoff, the Company's Executive Vice President, Finance. The Amendment amends Mr. Zurkoff's employment agreement with the Company, originally effective December 31, 2010, as amended (the "Agreement").
The Amendment extends the term of the Agreement until July 31, 2018.
A more detailed description of the employment agreement with Mr. Zurkoff was contained in the Form 8-K filed on May 5, 2015.
The foregoing description of the Agreement, as amended, is not complete and is qualified in its entirety by reference to the full text of the Agreement and amendments thereto, which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Description
10.1	Employment Agreement dated December 31, 2010 between U.S. Geothermal Inc. and Jonathan Zurkoff (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on July 26, 2013)
10.2	Amendment No. 1 to the Employment Agreement dated July 26, 2013 with Jonathan Zurkoff (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on July 26, 2013)
10.3	Amendment No. 2 to the Employment Agreement dated April 7, 2014 with Jonathan Zurkoff (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on April 11, 2014)
10.4	Amendment No. 3 to the Employment Agreement dated May 1, 2015 with Jonathan Zurkoff (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on May 5, 2015)
10.5	Amendment No. 4 to the Employment Agreement dated February 3, 2016 with Jonathan Zurkoff (Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on February 4, 2016)
10.6	Amendment No. 5 to the Employment Agreement dated February 10, 2017 with Jonathan Zurkoff (Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on February 16, 2017)
10.7	Amendment No. 6 to the Employment Agreement dated January 8, 2018 with Jonathan Zurkoff

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 11, 2018	U.S. Geothermal Inc.

	By:	/s/ Kerry D. Hawkley
Kerry D. Hawkley
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement dated December 31, 2010 between U.S. Geothermal Inc. and Jonathan Zurkoff (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on July 26, 2013)
10.2	Amendment No. 1 to the Employment Agreement dated July 26, 2013 with Jonathan Zurkoff (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on July 26, 2013)
10.3	Amendment No. 2 to the Employment Agreement dated April 7, 2014 with Jonathan Zurkoff (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on April 11, 2014)
10.4	Amendment No. 3 to the Employment Agreement dated May 1, 2015 with Jonathan Zurkoff (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on May 5, 2015)
10.5	Amendment No. 4 to the Employment Agreement dated February 3, 2016 with Jonathan Zurkoff (Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on February 4, 2016)
10.6	Amendment No. 5 to the Employment Agreement dated February 10, 2017 with Jonathan Zurkoff (Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on February 16, 2017)
10.7	Amendment No. 6 to the Employment Agreement dated January 8, 2018 with Jonathan Zurkoff